SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K/A
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) March 30, 2001
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                                NetIQ Corporation
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               (Exact name of Registrant as Specified in Charter)


          Delaware                  000-26757                   77-0405505
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(State or Other Jurisdiction     (Commission File             (IRS Employer
      of Incorporation)              Number)               Identification No.)


3553 North First Street, San Jose, CA 95134                             95134
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code   (408) 856-3000
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Item 2.  Acquisition or Disposition of Assets.

     On March 30, 2001, NetIQ completed its acquisition of WebTrends, a provider of Visitor Relationship Management and eBusiness Intelligence solutions for Internet and intranet servers and firewalls (the "Merger"). The Merger occurred pursuant to the terms of an Agreement and Plan of Merger dated as of January 16, 2001 (the "Merger Agreement") by and among NetIQ, WebTrends and North Acquisition Corporation, a wholly-owned subsidiary of NetIQ. In the Merger, WebTrends became a wholly-owned subsidiary of NetIQ and the former stockholders of WebTrends received 0.48 shares of NetIQ Common Stock in exchange for each share of WebTrends Common Stock. An aggregate of approximately 13,365,000 shares of NetIQ Common Stock were issuable pursuant to the Merger. In addition, approximately 3,983,040 shares of NetIQ Common Stock are issuable in connection with the exercise of options and warrants to purchase WebTrends Common Stock that NetIQ assumed in connection with the Merger. NetIQ will pay the former WebTrends stockholders cash in lieu of any fractional shares that would otherwise be issued in the Merger.

     The Common Stock of NetIQ issued in the Merger was registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-4 (File No. 333-54746) (the "Registration Statement") which the Securities and Exchange Commission declared effective on February 27, 2001. The acquisition was structured as a tax-free reorganization and is being accounted as a purchase of interests.

     The Merger is more fully described in NetIQ's Registration Statement. The Merger Agreement was included as Annex A to the Joint Proxy Statement/Prospectus contained in the Registration Statement and is incorporated herein by reference as Exhibit 2.1.

Item 7.  Financial Statements and Exhibits.

     (a)  Financial Statements of Business Acquired.

         The audited balance sheets of WebTrends Corporation ("WebTrends") as of December 31, 1999 and 2000, the audited statements of operations, stockholders' equity and cash flow of WebTrends for each of the years in the three-year period ended December 31, 2000, the notes related thereto, and the Independent Auditor's Report thereon are set forth at pages 19 through 33 of WebTrends' Annual Report on Form 10-K for the fiscal year ended December 31, 2000, filed pursuant to the Securities and Exchange Act of 1934. Such financial statements, notes, and report set forth at such pages are incorporated herein by reference.



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  (b) Pro Forma Financial Information.

     Unaudited pro forma combined condensed financial statements, including unaudited pro forma condensed combined balance sheet as of December 31, 2000 and unaudited pro forma condensed combined statements of operations for the year ended June 30, 2000 and for the six months ended December 31, 2000 and the notes related thereto are set forth at pages 61 through 67 of the joint proxy statement/prospectus contained in NetIQ's Registration Statement on Form S-4 (File No. 333-54746). Such financial statements and notes set forth at such pages are incorporated herein by reference.


(c)  Exhibits

     2.1 Agreement and Plan of Merger, dated as of January 16, 2001, by and among NetIQ Corporation, a Delaware corporation, North Acquisition Corporation, an Oregon corporation and wholly-owned subsidiary of NetIQ, and WebTrends Corporation, an Oregon Corporation (Incorporated by reference to Annex A to the Registrant's joint proxy statement/prospectus filed with the Securities and Exchange Commission on February 1, 2001).

     23    Independent Auditor's Consent*

     99.1  Press Release dated March 30, 2001.

     99.2 Pages 19 through 33 of WebTrend's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, incorporated herein by reference.

     99.3 Pages 61-67 of the joint proxy statement/prospectus contained in NetIQ's Registration Statement on Form S-4 (File no. 333-54746) filed with the Securities and Exchange Commission on February 1, 2001, incorporated herein by reference.

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*   Filed April 10, 2001 with Form 8-K.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 11, 2001


                                        NETIQ CORPORATION
                                           (Registrant)

                                        /s/ Ching-Fa Hwang
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                                        Ching-Fa Hwang
                                        President and Chief Executive Officer



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